1 Carlyle Secured Lending, Inc. Quarterly Earnings Presentation September 30, 2024

Disclaimer and Forward-Looking Statement This presentation (the “Presentation”) has been prepared by Carlyle Secured Lending, Inc. (together with its consolidated subsidiaries, “we,” “us,” “our,” “CGBD” or the “Company”) (NASDAQ: CGBD) and may only be used for informational purposes only. This Presentation should be viewed in conjunction with the earnings conference call of the Company held on November 6, 2024, the Company's Quarterly Report on Form 10-Q for the period ended September 30, 2024 and the Company’s Annual Report on Form 10-K for the year ended December 31, 2023. The information contained herein may not be used, reproduced, referenced, quoted, linked by website, or distributed to others, in whole or in part, except as agreed in writing by the Company. This Presentation does not constitute a prospectus and should under no circumstances be understood as an offer to sell or the solicitation of an offer to buy our common stock or any other securities nor will there be any sale of the common stock or any other securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of such state or jurisdiction. This Presentation provides limited information regarding the Company and is not intended to be taken by, and should not be taken by, any individual recipient as investment advice, a recommendation to buy, hold or sell, or an offer to sell or a solicitation of offers to purchase, our common stock or any other securities that may be issued by the Company, or as legal, accounting or tax advice. An investment in securities of the type described herein presents certain risks. This Presentation may contain forward-looking statements that involve substantial risks and uncertainties. Some of the statements in this communication constitute forward-looking statements because they are not historical facts, but instead relate to future events, future performance or financial condition or the merger of Carlyle Secured Lending III ("CSL III") with and into CGBD (collectively, the “Mergers” ). The forward-looking statements may include statements as to: future operating results of CGBD and CSL III and distribution projections; business prospects of CGBD and CSL III and the prospects of their portfolio companies; and the impact of the investments that CGBD and CSL III expect to make. You can identify these statements by the use of forward-looking terminology such as “anticipates,” “believes,” “expects,” “intends,” “will,” “should,” “may,” “plans,” “continue,” “believes,” “seeks,” “estimates,” “would,” “could,” “targets,” “projects,” “outlook,” “potential,” “predicts” and variations of these words and similar expressions to identify forward-looking statements, although not all forward-looking statements include these words. The forward-looking statements contained in this Presentation involve risks and uncertainties. Certain factors could cause actual results and conditions to differ materially from those projected, including the uncertainties associated with (i) the timing or likelihood of the Mergers closing; (ii) the expected synergies and savings associated with the Mergers; (iii) the ability to realize the anticipated benefits of the Mergers, including the expected elimination of certain expenses and costs due to the Mergers; (iv) the percentage of CGBD stockholders voting in favor of the proposals submitted for their approval; (v) the possibility that competing offers or acquisition proposals will be made; (vi) the possibility that any or all of the various conditions to the consummation of the Mergers may not be satisfied or waived; (vii) risks related to diverting management’s attention from ongoing business operations; (viii) the risk that stockholder litigation in connection with the Mergers may result in significant costs of defense and liability; (ix) changes in the economy, financial markets and political environment, including the impacts of inflation and rising interest rates; (x) risks associated with possible disruption in the operations of CGBD and CSL III or the economy generally due to terrorism, war or other geopolitical conflict (including the uncertainty surrounding Russia’s military invasion of Ukraine and the impact of geopolitical tensions in other regions such as the Middle East, and developing tensions between China and the United States); (xi) future changes in laws or regulations (including the interpretation of these laws and regulations by regulatory authorities); (xii) conditions in CGBD’s and CSL III’s operating areas, particularly with respect to business development companies or regulated investment companies; and (xiii) other considerations that may be disclosed from time to time in CGBD’s and CSL III’s publicly disseminated documents and filings. CGBD and CSL III have based the forward-looking statements included in this Presentation on information available to them on the date hereof, and they assume no obligation to update any such forward-looking statements. You should read statements that contain these words carefully because they discuss our plans, strategies, prospects and expectations concerning our business, operating results, financial condition and other similar matters. We believe that it is important to communicate our future expectations to our investors. There may be events in the future, however, that we are not able to predict accurately or control. You should not place undue reliance on these forward-looking statements, which speak only as of the date on which we make it. Factors or events that could cause our actual results to differ, possibly materially from our expectations, include, but are not limited to, the risks, uncertainties and other factors we identify in the sections entitled “Risk Factors” and “Cautionary Statement Regarding Forward-Looking Statements” in filings we make with the Securities and Exchange Commission, and it is not possible for us to predict or identify all of them. Although CGBD and CSL III undertake no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, you are advised to consult any additional disclosures that they may make directly to you or through reports that CGBD and CSL III have filed or in the future may file with the Securities and Exchange Commission (“SEC”), including the Proxy Statement and the Registration Statement (each as defined below), annual reports on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K. 2

Disclaimer and Forward-Looking Statement 3 Information throughout the Presentation provided by sources other than the Company (including information relating to portfolio companies) has not been independently verified and, accordingly, the Company makes no representation or warranty in respect of this information. The following slides contain summaries of certain financial and statistical information about the Company that is intended to be considered in the context of our SEC filings and other public announcements that we may make, by press release or otherwise, from time to time. We undertake no duty or obligation to publicly update or revise the information contained in this Presentation. CGBD is managed by Carlyle Global Credit Investment Management L.L.C. (the “Investment Adviser” or "CGCIM"), an SEC-registered investment adviser and a wholly owned subsidiary of The Carlyle Group Inc. (together with its affiliates, “Carlyle”). This Presentation contains information about the Company and certain of its affiliates and includes the Company’s historical performance. You should not view information related to the past performance of the Company as indicative of the Company’s future results, the achievement of which is dependent on many factors, many of which are beyond the control of the Company and the Investment Adviser and cannot be assured. There can be no assurances that future dividends will match or exceed historical rates or will be paid at all. Further, an investment in the Company is discrete from, and does not represent an interest in, any other Carlyle entity. Nothing contained herein shall be relied upon as a promise or representation whether as to the past or future performance of the Company or any other Carlyle entity. Additional Information and Where to Find It In connection with the Mergers, CGBD plans to file with the SEC and mail to its stockholders a proxy statement on Schedule 14A (the “Proxy Statement”), CSL III plans to file with the SEC and mail to its shareholders an information statement (the “Information Statement”), and CGBD plans to file with the SEC a registration statement on Form N-14 (the “Registration Statement”) that will include the Proxy Statement, the Information Statement and a prospectus of CGBD. The Proxy Statement, Information Statement and the Registration Statement will each contain important information about CGBD, CSL III, the Mergers and related matters. This Presentation does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act. STOCKHOLDERS OF CGBD AND SHAREHOLDERS OF CSL III ARE URGED TO READ THE PROXY STATEMENT, THE INFORMATION STATEMENT AND REGISTRATION STATEMENT, AND OTHER DOCUMENTS THAT ARE FILED OR WILL BE FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT CSL III, CGBD, THE MERGERS AND RELATED MATTERS. Investors and security holders will be able to obtain the documents filed with the SEC free of charge at the SEC's web site at http://www.sec.gov or, for documents filed by CGBD, from CGBD's website at carlylesecuredlending.com. Participants in the Solicitation CGBD, its directors, certain of its executive officers and certain employees and officers of CGCIM and its affiliates may be deemed to be participants in the solicitation of CGBD proxies in connection with the Mergers. Information about the directors and executive officers of CGBD is set forth in its proxy statement for its 2024 Annual Meeting of Stockholders, which was filed with the SEC on April 26, 2024. CSL III, its trustees, certain of its executive officers and certain employees and officers of CSL III Advisor, LLC (together with CGCIM, the "Advisors") and its affiliates may be deemed to be participants in the solicitation of CGBD proxies in connection with the Mergers. Information about the trustees and executive officers of CSL III is set forth in its annual report on Form 10-K, which was filed with the SEC on March 12, 2024. Information regarding the persons who may, under the rules of the SEC, be considered participants in the solicitation of the CGBD stockholders in connection with the Mergers will be contained in the Proxy Statement when such document becomes available. These documents may be obtained free of charge from the sources indicated above. No Offer or Solicitation This Presentation is not, and under no circumstances is it to be construed as, a prospectus or an advertisement and the communication of this Presentation is not, and under no circumstances is it to be construed as, an offer to sell or a solicitation of an offer to purchase any securities in CGBD, CSL III or in any fund or other investment vehicle managed by the Advisors or any of their respective affiliates.

• In October, we issued $300 million 6.75% unsecured notes and entered into an interest rate swap to pay a floating interest of SOFR + 3.23% both of which mature in 2030 • Net financial leverage(3) decreased to 0.89x as of 9/30/24, at the low end of our target range. Statutory leverage decreased to 1.05x • Total liquidity as of 9/30/24 was $354.8 million in cash and undrawn debt capacity • We continue to work on the previously announced merger with CSL III with an expected close in the first quarter of 2025 • Net investment income per share was $0.47 per common share • Adjusted net investment income was $0.49(1) per common share, after adjusting for the acceleration of debt issuance costs relating to the 2015-1R CLO Reset, net of incentive fees • NAV per share was $16.85 as of 9/30/24, down modestly compared to our prior quarter NAV of $16.95 per share • We declared a base dividend of $0.40 plus a $0.05 supplemental dividend for 4Q24, equating to an annualized dividend yield of 10.7% on our 3Q24 NAV • As of 9/30/24, total fair value of the portfolio was $1.7 billion across 128 portfolio companies with a weighted average yield of 11.9%(2) • New investment fundings during the quarter were $143.4 million with a weighted average yield of 10.7%. Total repayments and sales during the quarter were $171.2 million with a weighted average yield of 12.4% • As of 9/30/24, non-accrual investments represented 1.2% and 0.6% of the total portfolio based on amortized cost and fair value, respectively. This is down from 2.8% and 1.8%, respectively as of 6/30/24 due to the exit of Emergency Communications Network Portfolio & Investment Activity Liquidity & Capital Activity Q3 2024 Quarterly Highlights 4 Note: Per share amounts within this presentation apply to common shares of the Company unless otherwise noted. (1) See appendix for a description of non-GAAP measures. (2) On income producing investments at amortized cost. (3) Reflects cumulative convertible preferred securities as equity, net of excess cash held at period end, which was $38.5 million as of September 30, 2024. Third Quarter Results

Quarterly Operating Results Detail Please refer to the Company’s Form 10-Q for more information. (1) Inclusive of the preferred stock dividend. (2) See appendix for a description of non-GAAP measures. (Dollar amounts in thousands, except per share data) Q3 2023 Q4 2023 Q1 2024 Q2 2024 Q3 2024 SUMMARY INCOME STATEMENT Total investment income $ 60,501 $ 62,685 $ 62,007 $ 58,264 $ 55,965 Total expenses(1) (34,265) (34,445) (34,433) (32,266) (31,956) Net Investment Income(1) $ 26,236 $ 28,240 $ 27,574 $ 25,998 $ 24,009 Acceleration of debt issuance costs, net of incentive fee impact — — — — 1,011 Adjusted Net Investment Income(1)(2) $ 26,236 $ 28,240 $ 27,574 $ 25,998 $ 25,020 Net realized and change in unrealized gains (losses) 2,876 478 815 (8,127) (5,273) Net Income (Loss)(1) $ 29,112 $ 28,718 $ 28,389 $ 17,871 $ 18,736 Acceleration of debt issuance costs, net of incentive fee impact — — — — 1,011 Adjusted Net Income(1)(2) $ 29,112 $ 28,718 $ 28,389 $ 17,871 $ 19,747 SUMMARY PER SHARE METRICS Net Investment Income per Share(1) $ 0.52 $ 0.56 $ 0.54 $ 0.51 $ 0.47 Acceleration of debt issuance costs, net of incentive fee impact — — — — 0.02 Adjusted Net Investment Income per Share(1)(2) $ 0.52 $ 0.56 $ 0.54 $ 0.51 $ 0.49 Net Income (Loss) per Share(1) $ 0.57 $ 0.57 $ 0.56 $ 0.35 $ 0.37 Acceleration of debt issuance costs, net of incentive fee impact — — — — 0.02 Adjusted Net Income per Share(1)(2) $ 0.57 $ 0.57 $ 0.56 $ 0.35 $ 0.39 Weighted average shares of common stock outstanding 50,795 50,795 50,795 50,795 50,839 5

Quarterly Financial Condition Detail Please refer to the Company’s Form 10-Q for more information. (1) Inclusive of deferred financing costs and the effective interest rate swap hedge. (2) Reflects cumulative convertible preferred securities as equity, net of excess cash held at period end, which was $38.5 million as of September 30, 2024. (3) Reflects cumulative convertible preferred securities as debt. These securities are considered "senior securities" for the purposes of calculating asset coverage pursuant to the Investment Company Act. (4) At quarter end. (5) As a percentage of fair value. (6) Represents CGBD's exposure to the respective underlying portfolio companies, including CGBD's proportionate share of the portfolio companies held in the Investment Funds. (Dollar amounts in thousands, except per share data) Q3 2023 Q4 2023 Q1 2024 Q2 2024 Q3 2024 SUMMARY BALANCE SHEET Total investments, at fair value $ 1,860,475 $ 1,841,881 $ 1,784,893 $ 1,726,050 $ 1,709,537 Cash, cash equivalents and restricted cash 55,218 60,447 69,921 92,222 68,669 Other assets 41,057 40,250 40,257 48,358 38,721 Total Assets $ 1,956,750 $ 1,942,578 $ 1,895,071 $ 1,866,630 $ 1,816,927 Debt and secured borrowings(1) 1,003,296 980,183 930,182 906,088 848,508 Accrued expenses and liabilities 47,010 49,583 48,069 49,725 61,815 Preferred stock 50,000 50,000 50,000 50,000 50,000 Total Liabilities and Preferred Stock $ 1,100,306 $ 1,079,766 $ 1,028,251 $ 1,005,813 $ 960,323 Net Assets $ 906,444 $ 912,812 $ 916,820 $ 910,817 $ 906,604 Preferred stock (50,000) (50,000) (50,000) (50,000) (50,000) Net Assets less preferred stock $ 856,444 $ 862,812 $ 866,820 $ 860,817 $ 856,604 Common shares outstanding at end of period 50,795 50,795 50,795 50,795 50,848 Net Asset Value available to Common $ 16.86 $ 16.99 $ 17.07 $ 16.95 $ 16.85 LEVERAGE Net Financial Leverage(2) 1.06x 1.02x 0.95x 0.90x 0.89x Statutory Debt to Equity(3) 1.23x 1.19x 1.13x 1.11x 1.05x TOTAL INVESTMENT PORTFOLIO BY ASSET TYPE (4)(5) First lien debt 68.4% 71.3% 70.9% 70.9% 72.2 % Second lien debt 12.7% 10.2% 9.3% 8.5% 7.1 % Equity 5.4% 5.0% 5.9% 6.2% 6.4 % Investment funds 13.5% 13.5% 13.9% 14.4% 14.3 % Total 100.0% 100.0% 100.0% 100.0% 100.0 % Investment funds - First lien debt held 97.5% 97.5% 98.4% 98.7% 98.7 % Senior secured exposure(6) 94.2% 94.6% 94.8% 94.0% 93.7% 6

Please refer to the Company’s Form 10-Q for more information. No assurance is given that the Company will continue to achieve comparable results. (1) Excludes activity related to the Investment Funds. (2) Based on cost/proceeds of equity activity. (3)Weighted average yields exclude investments on non-accrual status. Weighted average yields of income producing investments include Credit Fund and Credit Fund II, as well as income producing equity investments. Origination Activity Detail (Dollar amounts in thousands and based on par) Q3 2023 Q4 2023 Q1 2024 Q2 2024 Q3 2024 NEW INVESTMENT FUNDINGS BY ASSET TYPE (1) First lien debt $ 56,025 $ 75,004 $ 71,581 $ 77,431 $ 140,202 Second lien debt 613 578 406 5,915 847 Equity(2) 2,166 1,349 22,892 1,445 2,364 Total $ 58,804 $ 76,931 $ 94,879 $ 84,791 $ 143,413 Weighted Average Yield at Amortized Cost 13.4% 12.8% 12.5% 12.7% 10.7 % SALES & REPAYMENTS BY ASSET TYPE (1) First lien debt $ (57,832) $ (35,292) $ (140,103) $ (107,869) $ (143,684) Second lien debt (28,891) (50,588) (25,146) (21,454) (25,091) Equity(2) (1,543) (11,034) (8,196) (6,610) (2,407) Total $ (88,266) $ (96,914) $ (173,445) $ (135,933) $ (171,182) Weighted Average Yield at Amortized Cost 12.5% 13.5% 13.7% 12.7% 12.4 % Net Investment Activity $ (29,462) $ (19,983) $ (78,566) $ (51,142) $ (27,769) Weighted Average Yield on Debt Investments at Amortized Cost(3) 12.8% 12.8% 12.7% 12.6% 11.9 % Weighted Average Yield on Income Producing Investments at Amortized Cost(3) 12.7% 12.7% 12.6% 12.7% 11.9% 7

Senior Secured Exposure(3) 94% 72% 7% 6% 14% First Lien Debt Second Lien Debt Equity Investments Investment Funds 14% 11% 8% 8% 7%6% 5% 5% 36% Healthcare & Pharmaceuticals Software High Tech Industries Business Services Consumer Services Diversified Financial Services Leisure Products & Services Aerospace & Defense All Others Portfolio Highlights (1) Weighted average yields exclude investments placed on non-accrual status. Weighted average yields of income producing investments include Credit Fund and Credit Fund II, as well as income producing equity investments. (2) As a percentage of fair value. (3) Represents CGBD's exposure to the respective underlying portfolio companies, including CGBD's proportionate share of the portfolio companies held in the Investment Funds. (4) Excludes equity positions, loans on non-accrual, unfunded commitments, and certain asset-backed, asset-based, and recurring revenue loans. (4) Total may not sum due to rounding Total investments at fair value ($mm) $1,710 Weighted Average Yield on Income Producing Investments at Amortized Cost(1) 11.9% Number of investments 175 Number of portfolio companies 128 Average exposure by portfolio company(2) 0.8% Non-accrual investments(2) 0.6% 8 Key Statistics Asset Mix(2)(4) Portfolio Industry Exposure(2)(3) Floating Rate 99.6% Company EBITDA(4) (Median) $85mm Sponsored 91%

47% 31% 22% Top 10 Investments Next 11-25 Remaining Investments 9% 9% 8% 8% 7% 7%7% 6% 39% Business Services Beverage & Food Healthcare & Pharmaceuticals Aerospace & Defense Telecommunications Diversified Financial Services Consumer Services High Tech Industries All Others Combined Investment Funds Portfolio Overview of Investment Funds (1) Weighted average yields at cost of the debt investments include the effect of accretion of discounts and amortization of premiums and are based on interest rates as of period end. Weighted average yields exclude investments placed on non-accrual status. Actual yields earned over the life of each investment could differ materially from the yields presented above. 9 Key Statistics - Credit Fund II Diversification by Borrower Diversification by Industry CGBD Investment at cost ($mm) $78 CGBD ownership 84.1 % Yield of debt investments at cost (1) 11.1 % Leverage 2.0x Effective cost of debt SOFR + 2.88% Annualized dividend yield to CGBD 14.2 % Key Statistics - Credit Fund CGBD Investment at cost ($mm) $193 CGBD ownership 50.0 % Yield of debt investments at cost (1) 10.8 % Leverage 0.7x Effective cost of debt SOFR +2.70% Annualized dividend yield to CGBD 11.4 % Portfolio Portfolio Companies Asset Yield Floating Rate First Lien CGBD Dividend Yield % of CGBD Portfolio $736mm 50 10.9% 100.0% 98.7% 12.2% 14.3%

Funding and Capital Management Overview Overview of Balance Sheet Financing Facilities Commitment Outstanding Maturity Date Pricing(1) Credit facility $790 $198 8/31/2028(2) SOFR + 1.88% 2015-1N debt(3) $380 $380 7/1/2036 SOFR + 1.94% 2024 senior notes $190 $190 12/31/2024 4.66% 2028 senior notes $85 $85 12/01/2028 SOFR + 3.14%(4) Total / Weighted Average - as of 9/30(5) $1,445 $853 6.6 years 6.68% 2030 senior notes - issued October 2024 $300 $300 2/18/30 6.75% (SOFR + 3.23%)(6) Pro Forma Total / Weighted Average(7) $1,745 $990 6.7 years 6.70% 10 41% % of Committed Balance Sheet Leverage Utilized % of Utilized Balance Sheet Leverage Mark-To-Market(8) % of Utilized Balance Sheet Leverage Fixed 22% (1) SOFR borrowings are subject to an additional spread adjustment. (2) $135,000 of the $790,000 in principal will mature on May 25, 2027. (3) Amounts exclude $30 million of Class C-R Notes retained by the Company (4) Represents the floating interest rate paid by the Company as part of the interest rate swap agreement. The interest rate of the 2028 senior notes is 8.20% . (5) Weighted average maturity and pricing amounts are calculated based on amount outstanding. (6) Represents the floating interest rate paid by the Company as part of the interest rate swap agreement, commencing on the effective date of August 18, 2025. For purposes of the calculations, the fixed rate of 6.75% was used. (7) Pro Forma amounts include the 2030 senior notes and assumes the proceeds received reduced the principal outstanding on the Credit Facility to $35,000 (8) Represents the Credit Facility. 23%

Note: The net asset value per share and dividends declared per share are based on the shares outstanding at each respective quarter-end. Net investment income per share and net change in realized and unrealized gain (loss) per share are based on the weighted average number of shares outstanding for the period. Net investment income is also net of the preferred dividend. Totals may not sum due to rounding. Net Asset Value Per Share Bridge YTD Q3 2024Q3 2024 11 $16.95 $0.47 $(0.47) $(0.10) $16.85 June 30, 2024 NAV Net Investment Income Dividend Declared Net Realized and Unrealized Gain (Loss) September 30, 2024 NAV $16.99 $1.53 $(1.42) $(0.25) $16.85 December 31, 2023 NAV Net Investment Income Dividend Declared Net Realized and Unrealized Gain (Loss) September 30, 2024 NAV

• As of September 30, 2024, two borrowers were on non-accrual status, representing 0.6% of total investments at fair value and 1.2% at amortized cost. Risk Rating Distribution RATING DEFINITION 1 Borrower is operating above expectations, and the trends and risk factors are generally favorable. 2 Borrower is operating generally as expected or at an acceptable level of performance. The level of risk to our initial cost basis is similar to the risk to our initial cost basis at the time of origination. This is the initial risk rating assigned to all new borrowers. 3 Borrower is operating below expectations and level of risk to our cost basis has increased since the time of origination. The borrower may be out of compliance with debt covenants. Payments are generally current although there may be higher risk of payment default. 4 Borrower is operating materially below expectations and the loan’s risk has increased materially since origination. In addition to the borrower being generally out of compliance with debt covenants, loan payments may be past due, but generally not by more than 120 days. It is anticipated that we may not recoup our initial cost basis and may realize a loss of our initial cost basis upon exit. 5 Borrower is operating substantially below expectations and the loan’s risk has increased substantially since origination. Most or all of the debt covenants are out of compliance and payments are substantially delinquent. It is anticipated that we will not recoup our initial cost basis and may realize a substantial loss of our initial cost basis upon exit. PORTFOLIO RISK RATINGS (Dollar amounts in thousands) June 30, 2024 September 30, 2024  Internal Risk Rating Fair Value % of Fair Value Fair Value % of Fair Value 1 $383 0.0% $381 0.0% 2 1,142,388 83.3% 1,164,559 85.9% 3 198,804 14.5% 180,519 13.3% 4 12,677 0.9% 719 0.1% 5 17,532 1.3% 9,753 0.7 % Total $1,371,784 100.0% $1,355,931 100.0% 12

$0.37 $0.37 $0.37 $0.37 $0.32 $0.32 $0.32 $0.32 $0.32 $0.32 $0.32 $0.32 $0.34 $0.36 $0.37 $0.37 $0.37 $0.37 $0.40 $0.40 $0.40 $0.05 $0.04 $0.05 $0.04 $0.06 $0.07 $0.08 $0.08 $0.06 $0.08 $0.07 $0.07 $0.07 $0.07 $0.08 $0.07 $0.07 $0.18 122% 116% 114% 103% 113% 119% 113% 119% 122% 125% 147% 125% 171% 133% 135% 141% 141% 151% 135% 128% 118% Base Dividend Supplemental Dividend Special Dividend Annualized Dividend Coverage Q3'19 Q4'19 Q1'20 Q2'20 Q3'20 Q4'20 Q1'21 Q2'21 Q3'21 Q4'21 Q1'22 Q2'22 Q3'22 Q4'22 Q1'23 Q2'23 Q3'23 Q4'23 Q1'24 Q2'24 Q3'24 Note: Historical dividend data for dividends declared prior to the period shown are available on the Company’s website at carlylesecuredlending.com. There can be no assurance that the Company will continue to achieve comparable results. (1) As of November 4, 2024 (2) Represents shares repurchase as part of the Company's Stock Repurchase Program, which was originally approved on November 5, 2018 and continues through November 5, 2024. Stock and Dividend Information 13 Ticker Exchange Market Cap(1) Annualized Dividend Yield Base Dividend Coverage ITD Repurchases(2) CGBD NASDAQ $839M 10.7% 118% $158M Historical Dividend Data Annualized dividend coverage has exceeded 100% every quarter for the past 5 years

Past performance is not indicative of future results. For illustrative purposes only. There is no assurance that market trends will continue. Historical Net Asset Value Information 14 $16.58 $16.56 $14.18 $14.80 $15.01 $15.39 $15.70 $16.14 $16.65 $16.91 $17.11 $16.81 $17.16 $16.99 $17.09 $16.73 $16.86 $16.99 $17.07 $16.95 $16.85 NAV/Share Q3'19 Q4'19 Q1'20 Q2'20 Q3'20 Q4'20 Q1'21 Q2'21 Q3'21 Q4'21 Q1'22 Q2'22 Q3'22 Q4'22 Q1'23 Q2'23 Q3'23 Q4'23 Q1'24 Q2'24 Q3'24 $10.00 $11.00 $12.00 $13.00 $14.00 $15.00 $16.00 $17.00 $18.00 Despite the impact of COVID and other macroeconomic volatility, NAV has remained relatively stable and has increased over the past 5 years

15 Appendix

Carlyle Firm Overview1 Note; AUM numbers may not sum to total due to rounding. Certain communications between Carlyle Global Credit and investment professionals in other business segments may be restricted in accordance with Carlyle's information barrier policy. Past performance is not indicative of future results and there can be no assurance that any trends will continue. (1) Firm data as of June 30, 2024 (2) Total includes Investment Professionals in the Executive Group (3) Carlyle Global Credit AUM includes $79.3 billion of insurance related assets (4) Includes 12 professionals in the Carlyle Global Credit Capital Markets group Firm Overview Global Credit Global Private Equity Global Investment Solutions Founded: 1987 AUM: $435 bn Employees: 2,200+ Investment Professionals: 700+2 Offices / Countries: 29 / 17 "One Carlyle" Global Network Deep Industry Knowledge Executive Operations Group Portfolio Intelligence $190 bn AUM3 200+ Investment professionals4 ü Reach: ü Expertise: ü Impact: ü Data: $164 bn AUM 400+ Investment professionals $81 bn AUM 90+ Investment professionals The Carlyle Edge Global Investment Platform 16

Carlyle Global Credit Platform As of June 30, 2024 unless otherwise stated. (I) Carlyle Global Credit AUM includes $79.3 billion of insurance related assets. Past performance is not indicative of future results and there can be no assurance that any trends will continue. CARLYLE GLOBAL CREDIT - $190BN AUM1 PRIVATE CREDIT AUM: $27.1 billionAUM: $51.6 billion LIQUID CREDIT AUM: $18.4 billion REAL ASSETS CREDIT AUM: $13.4 billion PLATFORM INITIATIVES CLO MANAGEMENT Carlyle managed CLOs (broadly syndicated senior secured bank loans) CLO INVESTMENT Equity and debt CLO tranches REVOLVING CREDIT Senior secured revolving credit facilities of non-IG issuers DIRECT LENDING Directly originated loans, primarily first lien and financial sponsor-backed OPPORTUNISTIC CREDIT Directly originated private capital solutions primarily for non- sponsored companies SPECIAL SITUATIONS Flexible mandate across credit- orientated solutions, structured equity, and stressed / dislocated investments CREDIT STRATEGIC SOLUTIONS Private IG, non- IG & equity investments backed by pools of cash flowing assets AVIATION FINANCE Commercial aircraft leasing / servicing and securitization of aircraft portfolios INFRASTRUCTURE CREDIT Credit investments in U.S. and international infrastructure assets REAL ESTATE CREDIT Lending to global real estate projects CARLYLE TACTICAL CREDIT FUND Closed-end interval fund investment dynamically across Carlyle's entire credit platform CROSS- PLATFORM SMAs Tailored separate accounts investment across the credit platform ADVISORY CAPITAL Credit assets sub-advised for insurance platform 17

Carlyle Direct Lending Investment Philosophy & Overview Note: Comments made here are based on Carlyle's subjective views. Past performance is not indicative of future results. There can be no assurance that a fund will be able to achieve comparable results, implement its investment strategy or achieve its investment objective. No assurance is given that any trends will continue, that forecasts will ultimately materialize, or that investment opportunities will be available. Carlyle Direct Lending seeks to operate in the middle market, utilizing an integrated platform sourcing approach 18

Non-GAAP Measures On a supplemental basis, the Company is disclosing Adjusted Net Investment Income, Adjusted Net Investment Income Per Share, Adjusted Net Income and Adjusted Net Income Per Share, each of which is calculated and presented on a basis other than in accordance with GAAP (“non- GAAP”). The Company’s management uses these non-GAAP financial measures internally to analyze and evaluate financial results and performance and believes that these non-GAAP financial measures are useful to investors as an additional tool to evaluate ongoing results and trends for the Company and to review the Company’s performance without giving effect to one-time or non-recurring investment income and expense events, including the effect on incentive fees. The presentation of the these non-GAAP measures is not intended to be a substitute for financial results prepared in accordance with GAAP and should not be considered in isolation. The Company’s management uses the non-GAAP financial measures described above internally to analyze and evaluate financial results and performance and to compare its financial results with those of other business development companies that have not had similar one-time or non- recurring events. The Company’s management believes “Adjusted Net Investment Income”, “Adjusted Net Investment Income Per Share”, “Adjusted Net Income” and “Adjusted Net Income Per Share” are useful to investors as an additional tool to evaluate ongoing results and trends for the Company without giving effect to one-time or non-recurring events and are used by management to evaluate the economic earnings of the Company. The following details the one-time or non-recurring events considered as part of the non-GAAP measures: • On July 2, 2024, Carlyle Direct Lending CLO 2015-1R LLC, a wholly-owned and consolidated subsidiary of the Company, completed the refinancing of its outstanding notes by redeeming the notes in full and issuing new notes and loans (the “2015-1R CLO Reset”). Refer to Note 8, Borrowings, in the Company’s Form 10-Q for the Quarterly Period ended September 30, 2024 for more information on the refinancing. In connection with the refinancing, the debt issuance costs were accelerated in accordance with GAAP. 19

Quarterly Balance Sheet Detail Please refer to the Company’s Form 10-Q for more information. (Dollar amounts in thousands, except per share data) Q3 2023 Q4 2023 Q1 2024 Q2 2024 Q3 2024 ASSETS Investments—non-controlled/non-affiliated, at fair value $ 1,556,390 $ 1,539,120 $ 1,472,096 $ 1,411,590 $ 1,397,946 Investments—non-controlled/affiliated, at fair value 52,670 53,382 64,199 66,492 67,619 Investments—controlled/affiliated, at fair value 251,415 249,379 248,598 247,968 243,972 Total Investments, at Fair Value 1,860,475 1,841,881 1,784,893 1,726,050 1,709,537 Cash, cash equivalents and restricted cash 55,218 60,447 69,921 92,222 68,669 Receivable for investments sold/repaid 3 36 66 9,644 1,156 Interest and dividend receivable 33,539 33,725 33,940 32,371 30,526 Prepaid expenses and other assets 7,515 6,489 6,251 6,343 7,039 Total Assets $1,956,750 $1,942,578 $1,895,071 $1,866,630 $1,816,927 LIABILITIES & NET ASSETS Debt and secured borrowings $ 1,003,296 $ 980,183 $ 930,182 $ 906,088 $ 848,508 Payable for investments purchased — — — — 11,694 Interest and credit facility fees payable 7,340 8,591 8,025 10,027 8,507 Dividend payable 22,321 22,321 24,353 23,845 23,898 Base management and incentive fees payable 12,636 13,067 12,755 12,201 11,693 Administrative service fees payable 2,577 2,991 2,752 740 830 Other accrued expenses and liabilities 2,136 2,613 184 2,912 5,193 Total Liabilities $ 1,050,306 $ 1,029,766 $ 978,251 $ 955,813 $ 910,323 Preferred Stock 50,000 50,000 50,000 50,000 50,000 Total Liabilities and Preferred Stock $ 1,100,306 $ 1,079,766 $ 1,028,251 $ 1,005,813 $ 960,323 Net Assets $ 856,444 $ 862,812 $ 866,820 $ 860,817 $ 856,604 Net Asset Value Per Common Share $ 16.86 $ 16.99 $ 17.07 $ 16.95 $ 16.85 20

Quarterly Income Statement Detail Note: There can be no assurance that we will continue to earn income at this rate and our income may decline. If our income declines, we may reduce the dividend we pay and the yield you earn may decline. Refer to the Company’s Form 10-Q for additional details. (1) Inclusive of payment-in-kind interest income. (2) Presented net of the preferred stock dividend for the period. (Dollar amounts in thousands, except per share data) Q3 2023 Q4 2023 Q1 2024 Q2 2024 Q3 2024 INVESTMENT INCOME Interest income(1) $ 51,457 $ 52,056 $ 51,949 $ 48,710 $ 46,650 Dividend income from credit funds 8,276 8,276 8,276 8,781 8,276 Other income 768 2,353 1,782 773 1,039 Total Investment Income $ 60,501 $ 62,685 $ 62,007 $ 58,264 $ 55,965 EXPENSES Management fees $ 7,080 $ 7,014 $ 6,888 $ 6,677 $ 6,590 Incentive fees 5,530 6,027 5,867 5,524 5,101 Interest expense and credit facility fees 18,222 18,335 17,863 16,616 16,882 Other expenses 1,708 1,782 2,110 1,597 1,758 Excise tax expense 850 412 830 977 750 Net Expenses $ 33,390 $ 33,570 $ 33,558 $ 31,391 $ 31,081 Preferred stock dividend 875 875 875 875 875 Net Investment Income(2) $ 26,236 $ 28,240 $ 27,574 $ 25,998 $ 24,009 Net realized and change in unrealized gains (losses) 2,876 478 815 (8,127) (5,273) Net Income (Loss)(2) $ 29,112 $ 28,718 $ 28,389 $ 17,871 $ 18,736 Net Investment Income per Common Share $ 0.52 $ 0.56 $ 0.54 $ 0.51 $ 0.47 Net Income (Loss) per Common Share $ 0.57 $ 0.57 $ 0.56 $ 0.35 $ 0.37 21